EXHIBIT 99.2

UNAUDITED PROFORMA FINANCIAL INFORMATION

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PRO FORMA FINANCIAL INFORMATION

WIDEPOINT CORPORATION

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED

FINANCIAL INFORMATION

On May 1, 2014, WidePoint Global Solutions, Inc. (“WGS”), a wholly-owned subsidiary of WidePoint Corporation (“WidePoint”), entered into a Share Sale and Purchase Agreement (the “Agreement”) with Gutteridge Limited, wholly owned subsidiary of Soft-ex Holdings Limited and the shareholders of Soft-ex Holdings Limited, pursuant to which WGS purchased all of the outstanding equity of Soft-ex Communications Limited (”SCL”). SCL has two operating subsidiaries, Soft-ex BV and Soft-ex (UK) Limited, which maintain offices and operations in the Netherlands and the United Kingdom, respectively.

The Unaudited Pro Forma Condensed Combined Financial Statements were prepared using the purchase method of accounting with WidePoint treated as the acquiring entity and SCL as the acquired entity. Accordingly, the aggregate value of the consideration paid by WidePoint to complete the acquisition will be allocated to the SCL assets acquired and liabilities assumed based upon their estimated fair values on the closing date. As of the date of this Form 8-K/A, WidePoint has not completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed and the related allocations of purchase consideration, nor has WidePoint identified all adjustments necessary to conform SCL’s accounting policies to WidePoint’s accounting policies. Additionally, a final determination of the fair value of assets acquired and liabilities assumed from Soft-ex Holdings Limited (“SHL”) that comprise SCL will be based on the actual net tangible and intangible assets and liabilities of SCL that existed as of the closing date. These pro forma purchase price adjustments have been made solely for the purpose of providing the Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01 of Form 8-K. As the final valuations are being performed, increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments, which may result in material differences from the information presented herein.

These Unaudited Pro Forma Condensed Combined Financial Statements have been developed from, and should be read in conjunction with, (1) the unaudited interim consolidated financial statements of WidePoint contained in WidePoint’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, (2) the audited consolidated financial statements of WidePoint contained in WidePoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and (3) the audited consolidated financial statements of SHL for fiscal years ended April 30, 2014 and 2013 contained in Exhibit 99.1 to this Current Report on Form 8-K/A.

Prior to the acquisition, SHL was a privately held company whose principal operating subsidiary was SCL, which was sold by SHL to WidePoint. The Unaudited Pro Forma Condensed Combined Financial Statements have not been subjected to audit or review procedures conducted by an independent registered public accounting firm. The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purposes only and do not purport to represent WidePoint’s actual consolidated results of operations or consolidated financial position had the acquisition occurred on the dates assumed, nor are these financial statements necessarily indicative of WidePoint’s future consolidated results of operations or consolidated financial position.

The Unaudited Pro Forma Condensed Combined Financial Statements do not reflect the costs of any integration activities or any benefits that may result from operating efficiencies or revenue synergies, intangible asset amortization or related tax effects. As a result, actual results may differ significantly from the pro forma information presented herein.

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WIDEPOINT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELEVE MONTHS ENDED DECEMBER 31, 2013

(Unaudited)

					(d)
					COMBINED
	(a)	(b)	PROFORMA		WIDEPOINT/SCL
	WIDEPOINT	SCL	ADJUSTMENTS		PROFORMA
REVENUES	$46,825,032	$5,745,783	$-		$52,570,815
COST OF REVENUES	34,713,471	292,702	-		35,006,173

GROSS PROFIT	12,111,561	5,453,081	-		17,564,642
OPERATING EXPENSES	13,286,855	4,864,250	-		18,151,105

INCOME (LOSS) FROM OPERATIONS	(1,175,294)	588,831	-		(586,463)
OTHER INCOME (EXPENSE)
Interest Income	7,364	66,752	-		74,116
Interest Expense	(175,358)	-	(30,000	)(c)	(205,358)
Foreign Exchange
Other Income (Expense)	11,267	(30,579)	-		(19,312)

Total Other Income (Expense)	(156,727)	36,173	(30,000)		(150,554)

NET (LOSS) INCOME BEFORE	(1,332,021)	625,004	(30,000)		(737,017)
INCOME TAX EXPENSE (BENEFIT)
INCOME TAX (BENEFIT)	362,764	110,854	(12,000	)(c)	461,618

NET (LOSS) INCOME	$(1,694,785)	$514,151	$(18,000)		$(1,198,634)

BASIC EARNINGS PER SHARE	$(0.027)				$(0.019)

BASIC WEIGHTED-AVERAGE
SHARES OUTSTANDING	63,802,275				63,802,275

DILUTED EARNINGS PER SHARE	$(0.027)				$(0.019)

DILUTED WEIGHTED-AVERAGE
SHARES OUTSTANDING	63,802,275				63,802,275

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Information.

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WIDEPOINT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(Unaudited)

					(d)
					COMBINED
	(a)	(b)	PROFORMA		WIDEPOINT/SCL
	WIDEPOINT	SCL	ADJUSTMENTS		PROFORMA
REVENUES	$9,602,779	$1,470,567	$-		$11,073,346
COST OF REVENUES	7,135,541	68,303	-		7,203,844

GROSS PROFIT	2,467,238	1,402,264	-		3,869,502
OPERATING EXPENSES	3,970,460	1,262,470	-		5,232,930

INCOME (LOSS) FROM OPERATIONS	(1,503,222)	139,794	-		(1,363,428)
OTHER INCOME (EXPENSE)
Interest Income	730	11,070	-		11,800
Interest Expense	(46,226)	-	(7,400	)(c)	(53,626)
Foreign Exchange
Other Income (Expense)	5,875	8,303	-		14,178

Total Other Income (Expense)	(39,621)	19,373	(7,400)		(27,648)

NET (LOSS) INCOME BEFORE	(1,542,843)	159,167	(7,400)		(1,391,076)
INCOME TAX EXPENSE (BENEFIT)
INCOME TAX (BENEFIT)	(616,145)	21,223	(3,000	)(c)	(597,922)

NET (LOSS) INCOME	$(926,698)	$137,944	$(4,400)		$(793,154)

BASIC EARNINGS PER SHARE	$(0.014)				$(0.012)

BASIC WEIGHTED-AVERAGE
SHARES OUTSTANDING	66,826,037				66,826,037

DILUTED EARNINGS PER SHARE	$(0.014)				$(0.012)

DILUTED WEIGHTED-AVERAGE
SHARES OUTSTANDING	66,826,037				66,826,037

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Information.

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WIDEPOINT CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2014

(Unaudited)

						(h)
						COMBINED
	(a)	(b)	PROFORMA		PROFORMA	WIDEPOINT/SCL
	WIDEPOINT	SCL	ADJUSTMENTS		SCL	PROFORMA

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,133,529	$4,754,042	$(3,886,499	)(c)	$867,543	$11,001,072
Accounts receivable, net	5,187,800	1,215,833	-		1,215,833	6,403,633
Unbilled accounts receivable	1,362,451	-	-		-	1,362,451
Inventories	43,813	54,560	-		54,560	98,373
Prepaid expenses and other assets	566,474	147,666	-		147,666	714,140
Income taxes receivable	399,382	-	-		-	399,382

Total current assets	17,693,449	6,172,101	(3,886,499)		2,285,602	19,979,051

NONCURRENT ASSETS
Property and equipment, net	1,466,058	333,649	-		333,649	1,799,707
Intangibles, net	3,449,644	1,003,081	(1,003,081	)(d)	-	3,449,644
Goodwill	16,618,467	-	3,361,128	(e)	3,361,128	19,979,595
Deferred income tax asset, net	4,407,630	19,621	-		19,621	4,427,251
Deposits and other assets	119,137	-	-		-	119,137

TOTAL ASSETS	$43,754,385	$7,528,452	$(1,528,452)		$6,000,000	$49,754,385

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short term note payable	$68,557	$-	$-		$-	$68,557
Accounts payable	3,217,838	1,499,887	-		1,499,887	4,717,725
Accrued expenses	2,869,404	140,375	4,400	(f)	144,775	3,014,179
Deferred revenue	37,566	-	-		-	37,566
Deferred income taxes	700,743	-	-		-	700,743
Current portion of long-term debt	949,771	-	-		-	949,771
Current portion of deferred rent	77,709	-	-		-	77,709
Current portion of capital lease obligations	34,993	-	-		-	34,993

Total current liabilities	7,956,581	1,640,262	4,400		1,644,662	9,601,243

NONCURRENT LIABILITIES
Long-term debt, net	2,509,492	-	1,000,000	(f)	1,000,000	3,509,492
Capital lease obligation, net	58,419	66,842	-		66,842	125,261
Deferred rent, net	10,408	-	-		-	10,408
Deferred revenue, net	75,648	-	-		-	75,648
Deposits and other liabilities	1,964	-	-		-	1,964

Total liabilities	10,612,512	1,707,104	1,004,400		2,711,504	13,324,016

STOCKHOLDERS' EQUITY
Preferred stock	-	-	-		-	-
Common stock	72,965	273,874	(273,874	)(g)	-	72,965
Additional paid-in capital	81,411,266	4,217,653	(929,157	)(g)	3,288,496	84,699,762
(Accumulated deficit) retained earnings	(48,342,358)	1,329,821	(1,329,821	)(g)	-	(48,342,358)

Total stockholders’ equity	33,141,873	5,821,348	(2,532,852)		3,288,496	36,430,369

Total liabilities and stockholders’ equity	$43,754,385	$7,528,452	$(1,528,452)		$6,000,000	$49,754,385

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Consolidated Financial Information.

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note 1 – Basis of Pro Forma Presentation

On May 1, 2014, WidePoint Global Solutions, Inc. (“WGS”), a wholly-owned subsidiary of WidePoint Corporation (“WidePoint” or the “Company”), entered into a Share Sale and Purchase Agreement (the “Agreement”), with Gutteridge Limited (“Gutteridge”), a wholly-owned subsidiary of Soft-Ex Holdings Limited, and the shareholders of Soft-Ex Holdings Limited, pursuant to which WGS purchased all of the outstanding equity of Soft-ex Communications Limited (“SCL”). As a result of this transaction, SCL became a wholly-owned subsidiary of WidePoint. WidePoint acquired all of the outstanding equity of SCL for $6.0 million. The purchase price for the outstanding equity of SCL consisted of (i) the payment at closing of cash in the amount of $5 million, subject to a post-closing net working capital adjustment, and (ii) the delivery of a subordinated unsecured loan note in the principal amount of $1.0 million (the “Note”).

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Information were prepared in accordance with the purchase method of accounting. As of the date of this Form 8-K/A, WidePoint has not completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed and the related allocations of purchase consideration, nor has WidePoint identified all adjustments necessary to conform SCL’s accounting policies to WidePoint’s accounting policies. Additionally, a final determination of the fair value of assets acquired and liabilities assumed from Soft-ex Holdings Limited (“SHL”) that comprise SCL will be based on the actual net tangible and intangible assets and liabilities of SCL that existed as of the Closing Date. The excess of purchase price over the net tangible and intangible assets will be recorded as goodwill. The pro forma adjustments presented herein are preliminary, and do not reflect estimated amortization resulting from intangible assets, and may not reflect any final purchase price adjustments made. Pro forma purchase price adjustments made were solely for the purpose of providing the Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01 of Form 8-K. As the final valuations are being performed, increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments, which may result in material differences from the information presented herein.

Note 2 – Pro Forma Adjustments

The Unaudited Pro Forma Condensed Consolidated Statement of Operations reflects the following adjustments to give effect to the acquisition as if it had occurred on January 1, 2013 and to reflect the continuing operations of SCL that were acquired from SHL:

(a) To reflect the reported Statement of Operations for WidePoint for the twelve (12) month period ended December 31, 2013 and the unaudited historical Statement of Operations for the three (3) month period ended March 31, 2014.

(b) To reflect the unaudited historical Statement of Operations for the twelve (12) month period ended December 31, 2013 for SCL whose most recently completed fiscal year end was April 30, 2014, and the unaudited historical Statement of Operations for the three month period ended March 31, 2014. The unaudited financial information presented herein were derived from historical internally prepared financial statements for SCL. Also, additional adjustments were made to convert SCL Irish GAAP presentation to a US GAAP presentation to align with WidePoint’s accounting policies. SCL’s local currency unit is the Euro. SCL’s US GAAP unaudited historical statement of operations for the twelve (12) month period ended December 31, 2013 and three (3) month period ended March 31, 2014 were translated into WidePoint’s reporting currency using an average USD/EURO rate of $1,3280 and $1.3838, respectively.

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(c) In conjunction with the share sale and purchase agreement with SCL, WidePoint Corporation issued a subordinated unsecured loan note in the principal amount of €0.7 million (USD $1.0 million) (the “Note”). The Note accrues interest at the annual rate of 3% and provides for a lump sum payment of principal and interest on May 31, 2015; provided however that in the event that SCL fails to generate gross revenue for the three (3) months ending April 30, 2015 that is at least equal to 75% of the gross revenue generated by SCL for the three (3) months immediately preceding the acquisition of SCL, then the full face value of the Note shall be abrogated and all obligations of WGS under the Note shall be cancelled and waived. Pro Forma interest expense was calculated for this note under the assumption that the probability of failing to generate adequate gross revenues is considered remote at this time based on projection available at the time of the transaction. Pro Forma interest expense adjustments included for the twelve (12) month period ended December 31, 2013 and three (3) month period ended March 31, 2014 of approximately $30,000 and $7,400, respectively.

(d) To reflect the Pro Forma combined unaudited historical results of operations of WidePoint and SCL for the twelve (12) month period ended December 31, 2013 and three (3) month period ended March 31, 2014.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the following adjustments to give effect to the acquisition as if it had occurred on March 31, 2014 and to reflect the net assets and liabilities comprising SCL that were acquired from SHL.

(a) To reflect the historical unaudited condensed consolidated balance sheet of WidePoint at March 31, 2014.

(b) To reflect the historical unaudited condensed consolidated balance sheet of SCL at March 31, 2014. The unaudited condensed consolidated balance sheet of SCL presented herein were derived from historical internally prepared financial statements for SHL with certain proforma adjustments as described below that were not part of the purchase transaction. Also, additional adjustments were made to convert SCL Irish GAAP presentation to a US GAAP presentation to align with WidePoint’s accounting policies. SCL’s local currency unit is the Euro. SCL’s US GAAP unaudited condensed consolidated balance sheet at March 31, 2014 was translated into WidePoint’s reporting currency using the closing USD/Euro rate of $1.3832 at March 31, 2014.

(c) To exclude cash of $3,886,499 (€2,809,788 translated at $1.3832 at March 31, 2014) not transferred in connection with this purchase transaction. To reflect corresponding reduction in additional paid in capital related to cash paid by SCL as a dividend prior to the transaction.

(d) To eliminate intangible assets carried at net book value. WidePoint retained a qualified valuation expert to estimate the fair value of intangible assets acquired. As of the date of this Form 8-K/A, WidePoint has not completed the detailed valuations necessary to estimate the fair value of acquired intangible assets and as such there is no provision estimate of fair value reflected for intangibles acquired. The excess of purchase consideration has been recorded to goodwill on a temporary basis until fair value estimates are completed. The final determination of fair value of intangible assets may result in material differences from the information presented herein.

(e) To record preliminary goodwill on the closing date. To reduce retained earnings related to cash paid by SHL as a dividend and elimination of historical SCL equity prior to the purchase transaction.

(f) To record accrued interest due of approximately $7,400 and related income tax benefit of approximately $3,000 on a $1,000,000 Note issued as part of purchase consideration. The Note accrues simple interest at the annual rate of 3% and provides for a lump sum payment of principal and interest on May 31, 2015; provided, however, that in the event that SCL fails to generate gross revenue for the three (3) months ending April 30, 2015 that is at least equal to 75% of the gross revenue generated by SCL for the three (3) months immediately preceding the acquisition of SCL, then the full face value of the Note shall be abrogated and all obligations of WGS under the Note shall be cancelled and waived. The amounts due and owing under the Note will be accelerated to become due and payable in full within 30 days following the consummation of a sale of SCL. Pro Forma interest expense accrual was calculated for this note under the assumption that the probability of failing to generate adequate gross revenues is considered remote at this time based on projection available at the time of the transaction.

(g) To eliminate SCL common stock and retained earnings pursuant to purchase accounting.

(h) To reflect the Pro Forma combined unaudited historical condensed consolidated balance sheet of WidePoint and SCL at March 31, 2014.

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